UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-01402
CONTINENTAL ASSURANCE COMPANY
SEPARATE ACCOUNT (B)
(Exact name of registrant as specified in charter)

333 South Wabash Avenue, Chicago, IL	60604
(Address of principal executive offices)	(Zip code)
Lynne Gugenheim
333 South Wabash Avenue, 23S
Chicago, IL 60604
(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 822-4921
Date of fiscal year end: December 31
Date of reporting period: June 30, 2010

ITEM 1.    REPORTS TO STOCKHOLDERS.

Participants’ Inquiries To:
Continental Assurance Company
Separate Account (B)
Attn: Pension Client Services - 42nd Floor
333 S. Wabash Ave.
Chicago, Illinois 60604
800-351-3001
Continental Assurance Company
Separate Account (B)
Report to Participants
June 30, 2010
Web Site: www.cna.com/sab/
Internet e-mail: sab@cna.com

Dear Participant:

For the six months ended June 30, 2010, Continental Assurance Company Separate Account (B) (Separate Account (B)) had a negative total return of 12.5% compared to a negative total return of 8.0% for its benchmark, the Standard & Poor’s (S&P) 500/Citigroup Growth Index®. Separate Account (B)’s performance fell short of its benchmark during a volatile period in which the broad domestic equity markets posted gains during the first quarter of 2010, only to move sharply lower during the second quarter. For more specific information about the performance of Separate Account (B), please see the Portfolio Manager’s Perspective section.
The sustainability of the economic recovery that began in 2009 remains uncertain and the risk of slow growth, only gradually improving unemployment, and uncertainty regarding fiscal and regulatory policies have combined to reduce most economist’s projections regarding economic growth. Economic forecasts as of June 2010 anticipate that real gross domestic product will slow from an estimated second quarter growth rate of 3.3% to 2.7% during the second half of 2010. However, the recovery remains fragile and questions persist as to whether the economy will continue to expand after the government’s monetary and fiscal stimulus programs have run their course. In addition, the federal government’s deficit, which is expected to be around 9.0% of gross domestic product for 2010, could dampen economic growth during the year as businesses and individuals reduce investment in anticipation of higher taxes.
Core inflation, which excludes food and energy prices, is expected to remain under control during the second half of 2010 at around 1.1%. Unemployment rates, which grew throughout last year and peaked at 10.0% by December 2009, have improved somewhat and averaged 9.7% during the first six months of 2010. Economic surveys as of June 2010 show an expectation that unemployment will only improve slightly during the remainder of 2010 and end the year at 9.5%. Due to its negative impact on consumer spending, which represents more than two-thirds of the total economy, continued high levels of unemployment will likely dampen economic growth in 2010. Offsetting the pessimistic unemployment views, forecasts as of June 2010 indicate that, during the second half of 2010, wages and salaries are expected to grow by an annualized 3.5% to 4.0% and consumer spending is expected to increase by an annualized 2.6%. The Federal Reserve Board (the Fed) may increase the Fed Funds Target Rate in 2010 if core inflation gets above 2.0%, the unemployment rate declines significantly, or economic growth exceeds expectations, none of which seems probable at mid-year 2010. Consensus forecasts as of June 2010 indicate that the market expects the Fed to leave the Fed Funds Target Rate at its current range of 0.00% to 0.25% for the remainder of 2010.
With the expectation of low inflation, high levels of unemployment and slow uncertain economic growth, many equity managers focus on defensive positions in the Consumer Staples, Materials and Industrials sectors. Your Portfolio Manager will continue to monitor market conditions closely and make portfolio adjustments that we believe will enhance relative returns within the growth stock universe.
Thank you for your continued support and participation.
Cordially,
Dennis R. Hemme
Chairman of the Committee
The statements contained in this management letter, which are not historical facts, are forward-looking statements. When included in this management letter, the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” and analogous expressions are intended to identify forward-looking statements. Such statements inherently are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected. These forward-looking statements speak only as of the date of this management letter.

Portfolio Manager’s Perspective

In the section below, Portfolio Manager Marilou R. McGirr discusses the performance of Continental Assurance Company Separate Account (B) (Separate Account (B)) as well as the overall market environment and key investment strategies used during the first half of 2010. Ms. McGirr became the Portfolio Manager for Separate Account (B) in 2002 after having been its Chairman for four years. In addition, she was the trader for Separate Account (B) for eleven years and has more than twenty-five years of investment experience.
Separate Account (B)’s accumulated unit value, including reinvested dividends, decreased by 12.5% during the first six months of 2010. During the same time period, including reinvested dividends, the S&P 500 Index® (the “S&P 500”) was down 6.7% and the S&P 500/Citigroup Growth Index® declined by 8.0%. The S&P 500 is a broad index which contains both value stocks and growth stocks of large-cap U.S. companies (generally defined as companies that have a market capitalization of $10 billion or more). The S&P 500/Citigroup Growth Index® measures the return of the growth stocks contained within the S&P 500 and is Separate Account (B)’s benchmark for performance. Your portfolio is structured for growth, with a core holding of high quality, large-cap companies. The Portfolio Manager’s investment strategy during the first half of 2010, given her expectations of high levels of unemployment, low levels of inflation, uncertainty regarding economic growth, and the possibility of another contraction was to focus on defensive positions in Consumer Staples as well as selective positions in the Industrials sector. Separate Account (B)’s year-to-date performance fell short of its benchmark by 4.5%, largely driven by overweighting in the Consumer Staples and Industrials sectors and various individual stock selections.
Common Stock Sector Distribution
Separate Account (B) and
S&P 500/Citigroup Growth Index ®
June 30, 2010

		S&P 500 /
	Separate	Citigroup
Sector	Account (B)	Growth Index®

Consumer Discretionary	8.6%	9.4%
Consumer Staples	19.2%	12.0%
Energy	1.6%	10.5%
Financials	5.4%	9.6%
Health Care	8.5%	14.1%
Industrials	22.7%	9.6%
Information Technology	27.5%	27.5%
Materials	6.5%	4.0%
Telecommunication Services	0.0%	2.5%
Utilities	0.0%	0.8%

The economy grew during the first half of 2010 as real gross domestic product increased at an annual rate of 2.7% in the first quarter and an estimated 3.3% in the second. Factors helping economic growth during this time period included low levels of core inflation, historically low interest rates, increased consumer spending and confidence, and growth in wages and salaries. Negative developments during the first six months of 2010 included pernicious levels of unemployment, the level of federal deficits, and a housing market that is improving slowly if at all. Also, as was the case last year, it remains to be seen whether economic growth can be sustained at current levels as the federal government’s fiscal stimulus programs end.
Core inflation, which excludes food and energy prices, began 2010 at 1.6% and has decreased steadily during the year reaching 0.9% by June. Because inflation remains under control, the Federal Reserve Board (the Fed) has been able to maintain its low interest rate policy in an effort to continue to stimulate economic growth. The Fed has kept the Fed Funds Target Rate range unchanged at 0.00% to 0.25% thus far during 2010, maintaining a stance first taken at year-end 2008. Interest rates on U.S. Treasuries remained at historical lows during the first half of 2010 with three month T-bill yields consistently below 0.2% and the ten year dropping from 3.9% at year-end 2009 to 3.0% by June 2010. Over two-thirds of the economy is driven by consumer spending and the news on the consumer front has been good thus far in 2010. The University of Michigan’s Consumer Confidence Index® rose during the first six months of 2010 closing out June at 76.0, the highest level since January 2008. Consumer spending increased at a 3.0% annualized rate during the same time period. Lastly, private wages and salaries grew at a 4.0% annualized rate in the first quarter of 2010 and a 5.0% annualized rate in the second quarter.
Unemployment remains a major concern and averaged about 9.7% during the first six months of 2010, down only marginally from 10.0% at year-end 2009. Although high unemployment helps keep inflation in check, sustained economic growth will ultimately require a recovery in the job market. The federal deficit remains a concern and is expected to be near 9.0% of gross domestic product for 2010. Increasing federal deficits will likely lead to future tax increases which can have a negative impact on spending and investment. Home prices, as measured by the S&P/Case-Shiller® index, showed some improvement in the second quarter of 2010, but have remained essentially flat for the year as a whole. Home sales increased during the first six months of 2010, largely driven by historically low mortgage rates and tax credit incentives, and they do not necessarily indicate a sustained recovery in the housing market. Finally, uncertainty remains as to whether consumer spending can take the place of governmental fiscal policy and continue to push the economy forward.
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by Separate Account (B). Also, note that both investment returns and principal value can fluctuate widely, so a participant’s units, when sold, could be worth more or less than their original cost. In addition, the performance data does not reflect the deduction of a sales load or fee which, if reflected, would reduce the performance results. The returns shown do not reflect taxes that a participant would pay on fund distributions or on the sale of Separate Account (B) units.

Committee Members for Separate Account (B)

Dennis R. Hemme	Richard T. Fox	Peter J. Wrenn
Chairman of the Committee and President	Financial Consultant	Chairman and Treasurer
Senior Vice President and Treasurer		Hudson Technology, Inc.
Continental Assurance Company

Marilou R. McGirr Vice President and Treasurer (Portfolio Manager)	Petrine J. Nielsen Retired
Vice President and Assistant Treasurer
Continental Assurance Company

Officers
Thomas C. Scott Principal Executive Officer Senior Vice President Life and Group Operations Continental Assurance Company	Lawrence J. Boysen Principal Financial and Accounting Officer Senior Vice President and Corporate Controller Continental Assurance Company	Michael P. Coffey Chief Compliance Officer Assistant Vice President and Assistant General Counsel Continental Assurance Company

Auditors	Custodian
Deloitte & Touche LLP	JPMorgan Chase Bank, N.A.
Chicago, Illinois	Chicago, Illinois

This report has been prepared for the information of participants in Continental Assurance Company Separate Account (B) and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus that includes information regarding Separate Account (B)’s objectives, policies, management, records, sales commissions and other information.

Record of Accumulation Unit Values

		Unit
	Valuation	Market
	Date	Value

2010 (Unaudited)	June 30,	$23.65
2009	December 31,	27.04
2008	December 31,	20.64
2007	December 31,	32.10
2006	December 31,	26.81
2005	December 31,	23.08
2004	December 31,	21.15
2003	December 31,	19.55
2002	December 31,	16.00
2001	December 31,	20.48
2000	December 31,	26.37

Illustration of Accumulation Unit Values

Separate Account (B) does not make distributions of investment income and realized capital gains; therefore, the unit values include investment income and capital gains. This chart displays the unit value at December 31, for each of the past ten years, and at June 30, 2010. These values should not be considered representations of values which may be achieved in the future.

Continental Assurance Company Separate Account (B)
Schedule of Investments (Unaudited)

  June 30, 2010

	Number of
(All investments are in securities of unaffiliated issuers)	Shares	Fair Value

COMMON STOCKS:

CONSUMER DISCRETIONARY – 8.4%
Hotels, Restaurants & Leisure – 3.6%
Marriott International, Inc. - Class A	31,337	$938,230

Multiline Retail – 2.7%
Kohl’s Corporation (*)	15,000	712,500

Specialty Retail – 2.1%
The Home Depot, Inc.	20,000	561,400

CONSUMER STAPLES – 18.9%
Beverages - 6.5%
The Coca-Cola Company	20,000	1,002,400
Molson Coors Brewing Company - Class B	16,500	698,940

		1,701,340

Food & Staples Retailing – 6.6%
Costco Wholesale Corporation	18,000	986,940
CVS Caremark Corporation	25,000	733,000

		1,719,940

Household Products – 3.2%
The Procter & Gamble Company	14,000	839,720

Tobacco – 2.6%
Philip Morris International Inc.	15,000	687,600

ENERGY – 1.6%
Oil, Gas & Consumable Fuels – 1.6%
Chesapeake Energy Corporation	20,000	419,000

(*)	Denotes non–income producing holdings for the six months ended June 30, 2010.

(**)	Denotes non-U.S. domiciled companies.

(***)	A trust consisting of approximately 20 common stocks.
The accompanying Notes are an integral part of these Financial Statements (Unaudited).

Continental Assurance Company Separate Account (B)
Schedule of Investments — continued (Unaudited)

  June 30, 2010

	Number of
(All investments are in securities of unaffiliated issuers)	Shares	Fair Value

FINANCIALS – 5.3%
Capital Markets – 2.7%
Morgan Stanley	30,000	696,300

Diversified Financial Services – 2.6%
JPMorgan Chase & Co.	19,000	695,590

HEALTH CARE – 8.4%
Biotechnology – 2.6%
Gilead Sciences, Inc. (*)	20,000	685,600

Pharmaceuticals – 5.8%
Abbott Laboratories	16,500	771,870
Pharmaceutical Holdrs (SM) Trust (***)	12,500	744,750

		1,516,620

INDUSTRIALS – 22.3%
Aerospace & Defense – 4.0%
United Technologies Corporation	16,000	1,038,560

Construction & Engineering – 3.3%
Fluor Corporation	20,000	850,000

Industrial Conglomerates – 1.9%
General Electric Company	35,000	504,700

Machinery – 6.3%
Deere & Company	15,000	835,200
Illinois Tool Works Inc.	20,000	825,600

		1,660,800

Road & Rail – 6.8%
CSX Corporation	36,000	1,786,680

(*)	Denotes non–income producing holdings for the six months ended June 30, 2010.

(**)	Denotes non-U.S. domiciled companies.

(***)	A trust consisting of approximately 20 common stocks.
The accompanying Notes are an integral part of these Financial Statements (Unaudited).

Continental Assurance Company Separate Account (B)
Schedule of Investments — continued (Unaudited)

June 30, 2010
	Number of
(All investments are in securities of unaffiliated issuers)	Shares	Fair Value

INFORMATION TECHNOLOGY – 27.1%
Communications Equipment – 3.2%
Cisco Systems, Inc. (*)	40,000	852,400

Computers & Peripherals – 5.0%
Hewlett-Packard Company	30,000	1,298,400

Electronic Equip., Instruments – 2.2%
Corning Incorporated	35,000	565,250

Internet Software & Services – 5.1%
Google Inc. - Class A (*)	3,000	1,334,850

IT Services – 11.6%
International Business Machines Corporation	8,000	987,840
Mastercard Incorporated - Class A	5,000	997,650
Visa Inc. - Class A	15,000	1,061,250

		3,046,740

MATERIALS – 6.4%
Chemicals – 6.4%
E.I. Du Pont De Nemours and Company	26,500	916,635
Praxair, Inc.	10,000	759,900

		1,676,535

Total Common Stocks – 98.4%		25,788,755

SHORT TERM INVESTMENT:

MONEY MARKET – 1.6%
JPMorgan U.S. Government Agency Shares		429,478

Total Short Term Investment– 1.6%		429,478

TOTAL INVESTMENTS		$26,218,233

(*)	Denotes non–income producing holdings for the six months ended June 30, 2010.
(**)	Denotes non-U.S. domiciled companies.
(***)	A trust consisting of approximately 20 common stocks.
The accompanying Notes are an integral part of these Financial Statements (Unaudited).

Continental Assurance Company Separate Account (B)
Statement of Assets and Liabilities (Unaudited)

June 30, 2010

Assets:
Investments in securities of unaffiliated issuers:
Common stocks, at fair value (cost: $24,856,730)	$25,788,755
Short term investment	429,478

Total investments	26,218,233

Dividends and interest receivable	42,416
Prepaid expenses	3,135

Total assets	$26,263,784

Liabilities:
Fees payable to Continental Assurance Company	$360

Total liabilities	360

Participants’ equity:
Accumulated net investment income	54,404,997
Accumulated net realized gains on investment transactions	176,916,196
Net unrealized gains	932,025
Net decrease in participants’ equity resulting from accumulation unit transactions	(205,989,794)

Total participants’ equity (1,110,380 accumulation units outstanding at $23.65 per accumulation unit; unlimited accumulation units authorized)	26,263,424

Total liabilities and participants’ equity	$26,263,784

The accompanying Notes are an integral part of these Financial Statements (Unaudited).

Continental Assurance Company Separate Account (B)
Statement of Operations (Unaudited)

Six months ended June 30, 2010
Investment income:
Dividends	$222,659
Interest	28

Total investment income	222,687

Expenses:
Investment advisory fees	73,988
Legal and audit	23,327
Prospectus and unitholder reports	1,945
Committee Member fees	14,877
Fidelity bond	3,228
Miscellaneous	2,612

Total expenses	119,977

Net investment income	102,710

Net gains (losses) on investments:
Net realized gains (losses) on investments	1,965,991

Change in net unrealized gains (losses) on investments	(5,841,978)

Net gains (losses) on investments	(3,875,987)

Net increase (decrease) in participants’ equity resulting from operations	$(3,773,277)

The accompanying Notes are an integral part of these Financial Statements (Unaudited).

Continental Assurance Company Separate Account (B)
Statements of Changes in Participants’ Equity

	Six months ended
	June 30, 2010	Year ended
	(Unaudited)	December 31, 2009

From operations:
Net investment income	$102,710	$319,109
Net realized gains (losses) on investments	1,965,991	(583,578)
Change in net unrealized gains (losses) on investments	(5,841,978)	8,110,023

Net increase (decrease) in participants’ equity resulting from operations	(3,773,277)	7,845,554

From accumulation unit transactions:
Withdrawals (25,652 accumulation units in 2010, and 150,443 accumulation units in 2009)	(680,439)	(3,686,946)

Net decrease in participants’ equity resulting from accumulation unit transactions	(680,439)	(3,686,946)

Total increase (decrease) in participants’ equity	(4,453,716)	4,158,608

Participants’ equity, beginning of the year	30,717,140	26,558,532

Participants’ equity, end of the period	$26,263,424	$30,717,140

The accompanying Notes are an integral part of these Financial Statements (Unaudited).

Continental Assurance Company Separate Account (B)
Financial Highlights

	Six months
	ended
(Per accumulation unit outstanding during	June 30, 2010	Years ended December 31,
the period)	(Unaudited)	2009	2008	2007	2006	2005

Value at the beginning of the period	$27.04	$20.64	$32.10	$26.81	$23.08	$21.15
Investment income (1)	0.20	0.48	0.41	0.34	0.30	0.27
Expenses (1)	(0.11)	(0.22)	(0.23)	(0.24)	(0.20)	(0.18)

Net investment income	0.09	0.26	0.18	0.10	0.10	0.09
Net gains (losses) on investments (1)	(3.48)	6.14	(11.64)	5.19	3.63	1.84

Net increase (decrease) in participants’ equity resulting from operations
	(3.39)	6.40	(11.46)	5.29	3.73	1.93

Value at the end of the period	$23.65	$27.04	$20.64	$32.10	$26.81	$23.08

Net assets ($000’s)	$26,263	$30,717	$26,559	$43,980	$40,224	$42,248
Total return (2)	(12.5)%	31.0%	(35.7)%	19.7%	16.2%	9.1%

Ratio of net investment income to average participants’ equity	0.70%	1.13%	0.63%	0.34%	0.40%	0.41%
Ratio of expenses to average participants’ equity	0.82%	0.95%	0.83%	0.82%	0.83%	0.83%
Portfolio turnover rate	32%	11%	22%	11%	43%	48%
Number of accumulation units outstanding at the end of the period	1,110,380	1,136,032	1,286,475	1,370,245	1,500,346	1,830,683

(1)	Investment income, expenses and net gains (losses) on investments per accumulation unit is based on average accumulation units outstanding during the period.
(2)
These numbers do not reflect the deduction of a sales load or fee and, if reflected, the sales load or fee would reduce the total return. In addition, the returns shown do not reflect taxes that a participant would pay on Separate Account (B) distributions or on the sale of Separate Account (B) units. The total return figures presented here represent past performance, which is not a guarantee of future results that may be achieved by Separate Account (B).

The accompanying Notes are an integral part of these Financial Statements (Unaudited).

Notes to Financial Statements (Unaudited)

Note 1. Significant Accounting Policies

Organization
Continental Assurance Company Separate Account (B) (Separate Account (B)) is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. Separate Account (B) is a separate account of Continental Assurance Company (CAC), an Illinois life insurance company which is a wholly-owned subsidiary of Continental Casualty Company (Casualty). Casualty is wholly-owned by The Continental Corporation (TCC). TCC is wholly-owned by CNA Financial Corporation (CNAF). Loews Corporation owned approximately 90% of the outstanding common stock of CNAF as of June 30, 2010.
CAC sold the vast majority of its life and group businesses in 2003 and 2004 and is no longer soliciting sales in the remaining life and group businesses, including Separate Account (B). Accordingly, new purchases of accumulation units by Separate Account (B) participants generally are not being accepted, except where contractually required. CAC also provides investment advisory and administrative services to Separate Account (B) for a fee. For a detailed discussion of the fee structure related to the investment advisory and administrative services, please see Note 3. Fees and Other Transactions with Affiliates.
The assets and liabilities of Separate Account (B) are segregated from those of CAC.
Investments
Investments in securities traded on national securities exchanges are valued at the last reported sales price. Money market funds are valued at net asset value which approximates fair value.
Net realized gains and losses on sales of securities are determined as the difference between proceeds and cost, using the specific identification method. There are no differences in cost for financial statement and federal income tax purposes.
Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income on the money market fund is accrued on a daily basis.
Options
CAC, on behalf of Separate Account (B), may write covered call options for income enhancement purposes, purchase covered put options for hedging purposes and close out such positions with other option transactions. There were no option transactions for the six months ended June 30, 2010 and no options were outstanding as of June 30, 2010.
Expenses
Most of the expenses of Separate Account (B) are paid directly by Separate Account (B). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. For a detailed discussion of the fee and expense structure of Separate Account (B), please see Note 3. Fees and Other Transactions with Affiliates.
Federal Income Taxes
Separate Account (B) is not qualified as a “regulated investment company” under subchapter M of the Internal Revenue Code, as it is not taxed separately from CAC. While Separate Account (B) is part of the total operations of CAC, under existing federal income tax law, no taxes are payable on the investment income and realized capital gains which are reinvested in Separate Account (B) and which are taken into account in determining the value of the accumulation unit and the value of the annuity unit and which are not distributed to participants except as part of annuity payments. Both investment income and realized capital gains are accumulated and reinvested.

The investment results credited to a participant’s account are not taxable to the participant until benefits are received by the participant. At that time, there is no distinction made between investment income and realized and unrealized gains in determining either the amount of the participant’s benefits, or the taxes paid by the participant on these benefits. All payments generally are taxable to the recipient as ordinary income as received. A participant may wish to consult a tax adviser for more complete information.
Other
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2. Investments

Six months ended
June 30, 2010

Net realized gains (losses) on investments
Aggregate proceeds – common stock	$10,161,197
Aggregate cost – common stock	8,195,206

Net realized gains (losses) on investments	$1,965,991

Aggregate cost of securities purchased
Common stocks	$9,217,895

Note 3. Fees and Other Transactions with Affiliates

Under the Second Restated and Amended Investment Advisory Agreement with CAC (the Amended Advisory Agreement), Separate Account (B) directly pays most of the fees and expenses associated with Separate Account (B) including professional fees, fees of Committee Members not employed by CAC, printing costs and fidelity bond insurance. CAC pays for fees and expenses related to the sale of accumulation units, as well as the fees and expenses related to its investment advisory services. Under the Amended Advisory Agreement, Separate Account (B) pays CAC a monthly investment advisory fee, computed at the annual rate of 0.50 of 1.0% of the average daily net asset value of Separate Account (B).
The assets of Separate Account (B) can be invested in securities contracts of investment companies, which charge advisory and administrative fees that are separate and in addition to the advisory fee charged by CAC. Under the Amended Advisory Agreement, CAC agreed to limit the amount of indirect expenses that Separate Account (B) would incur for assets invested in securities contracts of investment companies (excluding assets invested in money market funds) to 0.20 of 1.0% of the average daily net asset value of Separate Account (B) on any business day by having CAC reimburse Separate Account (B) for any indirect expenses in excess of this amount. Separate Account (B) did not invest in securities contracts of investment companies (other than money market funds) for the six months ended June 30, 2010. Accordingly, no such reimbursement was required during such period.
Participants pay fees directly to CAC for sales and administrative services, which are deducted from participants’ accounts on an annual basis (included in accumulation unit transaction withdrawals in the Statements of Changes in Participants’ Equity). Sales fees represent costs paid by participants upon purchase of additional accumulation units; administrative fees are deducted annually from applicable participants’ accounts.

Six months ended
Fees and expenses paid to CAC	June 30, 2010
|
Investment advisory fees charged to participants’ equity	$73,988
Administrative fees paid by participants	-

Total	$73,988

Note 4. Fair Value

Fair value is the price that would be received upon sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The following fair value hierarchy is used in selecting inputs, with the highest priority given to Level 1, as these are the most transparent or reliable.
Level 1 – Quoted prices for identical instruments in active markets.
Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs are observable in active markets.
Level 3 – Valuations derived from valuation techniques in which one or more significant inputs are unobservable.
Assets and liabilities measured at fair value on a recurring basis are summarized below.

				Total
				investments
June 30, 2010	Level 1	Level 2	Level 3	at fair value

Common stocks	$25,788,755	$—	$—	$25,788,755
Short term investment	429,478	—	—	429,478

Total investments	$26,218,233	$—	$—	$26,218,233

Common stocks and the short term investment, classified within Level 1 of the fair value hierarchy, include publicly traded securities valued using quoted market prices and a money market fund which is actively traded.
The carrying value of financial instruments reported on the Statement of Assets and Liabilities, including Dividends and interest receivable, Prepaid expenses and Fees payable to Continental Assurance Company, approximate fair value because of the short term nature of these items.

Committee Members and Executive Officers

The management of Separate Account (B), including general supervision of the duties performed for it by CAC, is the responsibility of the Committee Members of Separate Account (B). The number of Committee Members of Separate Account (B) is currently set at five. None of the Committee Members who are not “interested” persons of Separate Account (B) has been a director or employee of, or consultant to, the adviser or its affiliates in the last twenty years. The names and business addresses of the Committee Members and executive officers of Separate Account (B), their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

				Number of	Other
				Portfolios	Directorships
				in Fund Complex	Held by
	Position(s)	Term of Office	Principal	Overseen by	Director or
	Held with	and Length of	Occupation(s) During	Director or Nominee	Nominee
Name, Address and Date of Birth	Fund	Time Served	the Last 5 Years	for Director	for Director

Disinterested Committee Members

Richard T. Fox	Committee	One Year	Financial Consultant	One	None
333 South Wabash Avenue	Member	Since
Chicago, Illinois 60604		February
Born February 15, 1938		1986

Petrine J. Nielsen	Committee	One Year	Retired	One	None
333 South Wabash Avenue	Member	Since June
Chicago, Illinois 60604		2004
Born June 27, 1940

Peter J. Wrenn	Committee	One Year	Chairman and Treasurer of	One	None
333 South Wabash Avenue	Member	Since April	Hudson Technology, Inc.
Chicago, Illinois 60604		1987	(tooling and manufacturing)
Born February 10, 1936

				Number of	Other
				Portfolios	Directorships
				in Fund Complex	Held by
	Position(s)	Term of Office	Principal	Overseen by	Director or
	Held with	and Length of	Occupation(s) During	Director or Nominee	Nominee
Name, Address and Date of Birth	Fund	Time Served	the Last 5 Years	for Director	for Director

Interested Committee Members and Executive Officers*

Dennis R. Hemme	Committee	One Year	Senior Vice President and	One	None
333 South Wabash Avenue Chicago, Illinois 60604 Born June 19, 1955	Member; Chairman and President	Since May 2003	Treasurer of CAC and Casualty since April 2007; prior thereto Vice President and Treasurer of CAC and Casualty

Marilou R. McGirr	Committee	One Year	Vice President and	One	None
333 South Wabash Avenue	Member;	Since	Assistant Treasurer of
Chicago, Illinois 60604	Vice	November	CAC and Casualty;
Born March 29, 1953	President	1997	Portfolio Manager of
	and Treasurer		Separate Account (B)

Thomas C. Scott	Principal	N/A	Senior Vice President of	N/A	N/A
333 South Wabash Avenue	Executive	Since	CAC’s Life and Group
Chicago, Illinois 60604	Officer	July 2009	Operations
Born March 4, 1947

Lawrence J. Boysen	Principal	N/A	Senior Vice President and	N/A	N/A
333 South Wabash Avenue	Financial	Since	Corporate Controller
Chicago, Illinois 60604	and	July 2009	of CAC and Casualty
Born December 3, 1955	Accounting Officer

Michael P. Coffey	Chief	One Year	Assistant Vice President	N/A	N/A
333 South Wabash Avenue	Compliance	Since August	and Assistant General
Chicago, Illinois 60604	Officer	2004	Counsel of CAC and
Born October 10, 1966			Casualty since April 2006;
prior thereto Director and
Senior Counsel of CAC
and Casualty
*
An “interested person” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (1940 Act), by virtue of his/her employment with CAC or any of its affiliated companies. See “Remuneration of Committee Members” for a further description of the affiliated companies.

Remuneration of Committee Members

Separate Account (B) pays Committee Members a fee for their service of $10,000 per annum and reimburses Committee Members for expenses incurred in attending Committee meetings. However, no payments of fees or expenses are made by Separate Account (B) to any Committee Member who is an officer, or employee of, or special consultant to, CAC, Casualty, CNAF or any of their affiliated companies (an “interested person”). Therefore, neither Mr. Hemme nor Ms. McGirr has received, nor will receive, any such payments. In addition, no Executive Officer of Separate Account (B) receives any such payments from Separate Account (B).

Quarterly Portfolio of Investments and Proxy Voting

Separate Account (B) files its complete schedule of investments with the Securities and Exchange Commission (SEC) for the first and third quarter of each fiscal year on Form N-Q which, when filed, is available without charge, upon written request. Please send a written request to Continental Assurance Company Separate Account (B), Attn: Pension Client Services - 42nd Floor, 333 S. Wabash Ave. Chicago, Illinois 60604.
Separate Account (B)’s proxy voting guidelines and information regarding how Separate Account (B) voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2010 are available without charge, upon request, by calling Continental Assurance Company toll-free at (800) 351-3001.
You may also obtain Separate Account (B)’s proxy voting guidelines, information regarding how proxies were voted, Separate Account (B)’s complete schedule of investments, and other fund information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. The SEC may charge a copying fee for this information. You may also request information about Separate Account (B) by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

Committee Members’ Review of the Revisions to the Investment Advisory Agreement

Before recommending the continuation of the Second Restated and Amended Investment Advisory Agreement between Continental Assurance Company Separate Account (B) and Continental Assurance Company (the Advisory Agreement), the Committee Members of Separate Account (B) reviewed the material factors relating to its evaluation of Continental Assurance Company and the Advisory Agreement.
The Committee Members examined the performance of Separate Account (B) in relation to its unit value over various periods of time and in comparison to other comparable funds, the S&P 500/Citigroup Growth Index® and the S&P 500 Index® (with dividend reinvestment). The Committee Members noted that while Separate Account (B) underperformed its benchmark, the S&P 500/Citigroup Growth Index®, for calendar year 2009, Separate Account (B) outperformed its benchmark for the 5 and 10 year periods ended December 31, 2009. In addition, the Committee Members reviewed the list of and cost for advisory services provided by CAC and compared them to services and costs of investment advisers of other separate accounts of various sizes, determining that CAC’s services and costs compared favorably to the other separate accounts. The Committee Members also reviewed Continental Assurance Company’s most recent Form ADV Part II. The Committee Members also noted that CAC receives research services from brokerage firms at no additional cost to CAC or Separate Account (B). The Committee Members decided that Separate Account (B) benefits from its association with CAC by having these services available to be used by CAC in its management of Separate Account (B)’s portfolio as well as CAC’s other accounts.
The Committee Members also considered the fact that CAC sold the vast majority of its life and group businesses in 2004 and is no longer soliciting sales in the remaining life and group businesses and the effect that this would have on its ability to advise Separate Account (B) effectively. The Committee Members also noted that the net assets of Separate Account (B) were expected to decrease over the upcoming years, and Separate Account (B) could potentially obtain some economies of scale with another adviser that managed multiple funds. The Committee Members pointed out that CAC has had a favorable history and relationship with Separate Account (B), a good reputation, the strong qualifications of CAC’s personnel, and that other advisers may not be willing or able to provide the same level of services CAC currently provides at the same or a more favorable cost given the relative small size of Separate Account (B). The Committee Members also took note of the fact that the participants overwhelmingly voted to approve the Advisory Agreement with CAC at the prior year’s Annual Meeting of Participants.
At the conclusion of its review of these factors, the Committee Members unanimously approved the continuation of the Advisory Agreement on its present terms and conditions at the January 26, 2010 meeting, and recommended that its recommendation be submitted to a vote of the Participants of Separate Account (B) at the May 6, 2010 Annual Meeting. The Participants approved the continuation of the Advisory Agreement at the May 6, 2010 Annual Meeting.

Matters Submitted to a Vote of Participants

At the May 6, 2010 Annual Meeting of Participants, the following three matters were voted upon:
1.       Election of Committee Members:

Nominees	For	Withheld	Abstain
Richard T. Fox	680,977	20,649	0
Dennis R. Hemme	701,343	283	0
Marilou R. McGirr	701,343	283	0
Petrine J. Nielsen	701,343	283	0
Peter J. Wrenn	680,977	20,649	0

The minimum percentage for such nominees was 97.1% of the total units present.
2.       Approval of the Continuation of the Second Restated and Amended Investment Advisory Agreement with Continental Assurance Company:

For	Against	Abstain
625,961	5,325	70,340

The votes in favor of the continuation of the Second Restated and Amended Investment Advisory Agreement with Continental Assurance Company represent 89.2% of the total units present.
3.       Ratification of the Committee Members’ selection of Deloitte & Touche LLP to serve as the independent registered public accounting firm for Separate Account (B) for the fiscal year ending December 31, 2010:

For	Against	Abstain
636,601	7,147	57,878

The votes in favor of the Committee Members’ selection of Deloitte & Touche LLP to serve as the independent registered public accounting firm for Separate Account (B) for the fiscal year ending December 31, 2010 represent 90.7% of the total units present.

ITEM 2.       CODE OF ETHICS.
Not applicable to this semi-annual report.
ITEM 3.       AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable to this semi-annual report.
ITEM 4.       PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable to this semi-annual report.
ITEM 5.       AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable to the Registrant.
ITEM 6.       INVESTMENTS.
(a) Information included in Item 1.
(b) No disclosure is required by this Item 6(b).
ITEM 7.       DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the Registrant.
ITEM 8.       PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the Registrant.
ITEM 9.       PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable to the Registrant.
ITEM 10.       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There were no changes to the procedures by which participants may recommend nominees to the Committee.
ITEM 11.       CONTROLS AND PROCEDURES.
(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (1940 Act)) as of a date within 90 days of the filing date of this report, the Registrant’s principal executive officer and principal financial and accounting officer have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.
(b) There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12.       EXHIBITS.
File the exhibits listed below as part of this Form.
(a) (1) Registrant’s Code of Ethics: Not applicable. Please see Item 2 above.
(a) (2) Separate certifications by the Registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940: Attached hereto as EX-99.CERT.
(a) (3) Not applicable to the Registrant.
(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940: Attached hereto as EX-99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Continental Assurance Company Separate Account (B)

By:	/s/ THOMAS C. SCOTT
Thomas C. Scott
Principal Executive Officer

Date:	August 27, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ THOMAS C. SCOTT
Thomas C. Scott
Principal Executive Officer

Date:	August 27, 2010

By:	/s/ LAWRENCE J. BOYSEN
Lawrence J. Boysen
Principal Financial and Accounting Officer

Date:	August 27, 2010